UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 2, 2021

890 5th Avenue Partners, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39877	85-3022075
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14 Elm Place, Suite 206 Rye, New York	10580
(Address of principal executive offices)	(Zip Code)

(575) 914-6575
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	ENFAU	The Nasdaq Stock Market LLC

Class A common stock, par value $0.0001 per share	ENFA	The Nasdaq Stock Market LLC

Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	ENFAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a vote of Securityholders

On December 2, 2021, 890 5th Avenue Partners, Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”) to consider certain proposals related to the Business Combination. Capitalized terms not defined herein shall have the meanings ascribed to such terms in the Company’s proxy statement/prospectus filed with the Securities and Exchange Commission (the “SEC”) on November 12, 2021 (as supplemented, the “Proxy Statement”).

As of October 8, 2021, the record date for the Special Meeting, 29,527,500 shares of the Company’s Class A common stock (the “Company Class A Common Stock”) were issued and outstanding, each share being entitled to one vote, and 7,187,500 shares of the Company’s Class F common stock (the “Company Class F Common Stock”) were issued and outstanding, each share being entitled to one vote. At the Special Meeting, a total of 29,132,700 shares of Company Class A Common Stock and 7,187,500 shares of Company Class F Common Stock, together representing approximately 79.34% of the outstanding shares entitled to vote, were present in person or by proxy, constituting a quorum to conduct business.

At the Special Meeting, the following proposals were submitted to a vote of stockholders. For more information on each of these proposals, see the Proxy Statement.

(1)	The Business Combination Proposal. Proposal to approve the business combination described in the Proxy Statement, including (a) adopting the Merger Agreement, a copy of which is attached to the Proxy Statement, and (b) approving the other transactions contemplated by the Merger Agreement and related agreements described in the Proxy Statement (the “Business Combination Proposal”).

(2)	The Organizational Documents Proposal. Proposal to approve (a) the second amended and restated certificate of incorporation of the Company, in the form attached to the Proxy Statement (the “Proposed Charter”), and (b) the second amended and restated bylaws of the Company, in the form attached to the Proxy Statement (the “Organizational Documents Proposal”).

(3)	The Advisory Charter Amendment Proposals. The non-binding, advisory vote on certain governance provisions in the Proposed Charter, presented separately in accordance with SEC requirements (the “Advisory Charter Amendment Proposals”).

(4)	The Stock Issuance Proposal. Proposal to approve, to comply with the applicable listing rules of Nasdaq, the issuance of (a) shares of New BuzzFeed Class A common stock, New BuzzFeed Class B common stock and New BuzzFeed Class C common stock pursuant to the terms of the Merger Agreement, (b) shares of New BuzzFeed Class A common stock pursuant to the C Acquisition Purchase Agreement and (c) shares of New BuzzFeed Class A common stock to the Note Investors upon conversion of certain convertible promissory notes issued pursuant to Note Subscription Agreements (the “Stock Issuance Proposal”).

(5)	The Director Election Proposal. Proposal to elect seven directors to New BuzzFeed’s board of directors (the “Director Election Proposal”).

(6)	The Incentive Plan Proposal. Proposal to approve the 2021 equity incentive plan, a copy of which is attached to the Proxy Statement (the “Incentive Plan Proposal”).

(7)	The Employee Stock Purchase Plan Proposal. Proposal to approve the 2021 employee stock purchase plan, a copy of which is attached to the Proxy Statement (the “Employee Stock Purchase Plan Proposal”).

Each of the proposals was approved by the requisite vote of the Company’s stockholders. The final voting results for each proposal are described below:

(1)	The Business Combination Proposal
	For	Against	Abstain
Number of shares of common stock	28,606,448	479,640	46,612

(2)	The Organizational Documents Proposal
	For	Against	Abstain
Number of shares of Company Class A Common Stock	28,605,648	479,640	47,412
Number of shares of Company Class F Common Stock	7,187,500	—	—

(3)	The Advisory Charter Amendment Proposals

(a)	Advisory Charter Amendment Proposal A — To change the Company’s name to “BuzzFeed, Inc.”
	For	Against	Abstain
Number of shares of common stock	28,606,645	479,640	46,415

(b)	Advisory Charter Amendment Proposal B — To increase the total number of authorized shares of all classes of capital stock, par value of $0.0001 per share, from (a) 525,000,000 shares of common stock, including 500,000,000 shares of Class A common stock and 25,000,000 shares of Class F common stock, and (b) 5,000,000 shares of preferred stock, to 730,000,000 shares of common stock, par value $0.0001 per share, including 700,000,000 shares of Class A common stock, 20,000,000 shares of Class B common stock and 10,000,000 shares of Class C common stock, and 50,000,000 shares of preferred stock, par value $0.0001 per share.
	For	Against	Abstain
Number of shares of common stock	27,858,512	1,227,254	46,934

(c)	Advisory Charter Amendment Proposal C — To eliminate certain provisions specific to the Company’s status as a blank check company.
	For	Against	Abstain
Number of shares of common stock	28,604,948	481,040	46,712

(d)	Advisory Charter Amendment Proposal D — To create a classified Board with three classes, each serving for a three-year term.
	For	Against	Abstain
Number of shares of common stock	27,857,297	1,228,791	46,612

(e)	Advisory Charter Amendment Proposal E — To eliminate the rights and privileges of Class F common stock.
	For	Against	Abstain
Number of shares of common stock	28,545,202	539,368	48,130

(f)	Advisory Charter Amendment Proposal F — To create a Class B common stock with different super-voting rights.
	For	Against	Abstain
Number of shares of common stock	27,346,476	1,738,544	47,680

(g)	Advisory Charter Amendment Proposal G — To create a Class C common stock with no voting rights and timed restriction on conversion rights.
	For	Against	Abstain
Number of shares of common stock	27,851,122	1,232,949	48,629

(h)	Advisory Charter Amendment Proposal H — To eliminate the ability of stockholders to act by written consent.
	For	Against	Abstain
Number of shares of common stock	27,845,662	1,238,227	48,811

(i)	Advisory Charter Amendment Proposal I — To remove the provision renouncing the corporate opportunity doctrine.
	For	Against	Abstain
Number of shares of common stock	28,599,438	438,159	50,058

(j)	Advisory Charter Amendment Proposal J — To require a supermajority vote consisting of two-thirds of outstanding shares of New BuzzFeed capital stock for removal of directors for cause.
	For	Against	Abstain
Number of shares of common stock	27,347,246	1,737,684	47,770

(k)	Advisory Charter Amendment Proposal K — To increase the required voting thresholds to two-thirds of outstanding shares of New BuzzFeed capital stock to approve amendments to the bylaws and amendments to certain provisions of the certificate of incorporation.
	For	Against	Abstain
Number of shares of common stock	27,356,341	1,728,927	47,432

(l)	Advisory Charter Amendment Proposal L — To require the approval by affirmative vote of holders of at least 75% of the voting power of New BuzzFeed’s then-outstanding shares of Class A common stock, voting separately as a single class, and the affirmative vote of holders of at least 75% of the voting power of New BuzzFeed’s then-outstanding shares of Class B common stock, voting separately as a single class, to amend or repeal, or to adopt any provision inconsistent with, Article IV(3) or Article XI(2) of the Proposed Charter.
	For	Against	Abstain
Number of shares of common stock	27,355,706	1,730,070	46,924

(4)	The Stock Issuance Proposal
	For	Against	Abstain
Number of shares of common stock	28,604,280	481,327	47,093

(5)	The Director Election Proposal

Class I Nominees

(a)	Angela Acharia
	For	Against	Abstain
Number of shares of common stock	28,547,841	537,743	47,116

(b)	Jonah Peretti
	For	Against	Abstain
Number of shares of common stock	28,605,293	480,291	47,116

Class II Nominees

(c)	Joan Amble
	For	Against	Abstain
Number of shares of common stock	28,547,811	537,772	47,117

(d)	Adam Rothstein
	For	Against	Abstain
Number of shares of common stock	28,604,691	480,820	47,189

(e)	Janet Rollé
	For	Against	Abstain
Number of shares of common stock	28,547,545	538,038	47,117

Class III Nominees

(f)	Greg Coleman
	For	Against	Abstain
Number of shares of common stock	28,605,049	480,234	47,417

(g)	Patrick Kerins
	For	Against	Abstain
Number of shares of common stock	28,604,993	480,590	47,117

(6)	The Incentive Plan Proposal
	For	Against	Abstain
Number of shares of common stock	28,391,952	692,803	47,945

(7)	The Employee Stock Purchase Plan Proposal
	For	Against	Abstain
Number of shares of common stock	28,605,142	480,594	46,964

Item 8.01.  Other Events

On December 2, 2021, the Company issued a press release announcing the results of the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by 890 5th Avenue Partners, Inc., dated December 2, 2021.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

890 5th Avenue Partners, Inc.

	By:	/s/ Adam Rothstein
	Name:	Adam Rothstein
	Title:	Executive Chairman

Date: December 2, 2021

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